UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2009

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Georgia (State or Other Jurisdiction of Incorporation)	000-51112 (Commission File Number)	20-2118147 (I.R.S. Employer Identification No.)

1701 Bass Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 476-2170

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition

On July 31, 2009, Atlantic Southern Financial Group, Inc. (the “Company”), the bank holding company for Atlantic Southern Bank (the “Bank”), announced its earnings for the quarter ended June 30, 2009.  A copy of the amendment is furnished as Exhibit 99.1.

The presentation of the Company’s financial results included operating performance measures, which are measures of performance determined by methods other than in accordance with generally accepted accounting principles, or GAAP. Management included non-GAAP operating performance measures because it believes it is useful for evaluating the Company’s operations and performance over periods of time, and uses operating performance measures in managing and evaluating the Company’s business and intends to use it in discussions about the Company’s operations and performance. Operating performance measures for the second quarter of 2009 exclude the effects of a $19.5 million non-cash goodwill impairment charge because management feels that this expense item is non-recurring in nature and does not reflect overall trends in the Company’s earnings. Management believes these non-GAAP performance measures may provide users of the Company’s financial information with a meaningful measure for assessing the Company’s financial results and comparing those financial results to prior periods.

Operating performance measures should be viewed in addition to, and not as an alternative or substitute for, the Company’s performance measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 31, 2009, the Company announced that Edward P. Loomis, Jr., who was then serving as Executive Vice President and Chief Operating Officer of the Bank, was appointed President and Chief Executive Officer of the Bank.  Mark A. Stevens, who was then serving as President and Chief Executive Officer of the Company and the Bank, will remain President and Chief Executive Officer of the Company.  The appointment became effective as of July 31, 2009.

In his new position, Mr. Loomis’ annual base salary will be $200,000, and he continues to be eligible for the Bank’s executive bonus program and other benefits.  Mr. Stevens’ executive compensation will remain unchanged.  Messrs. Stevens and Loomis will also remain eligible to participate in the Bank’s broad-based employee benefit plans, such as medical, dental, disability and term life insurance programs.

A copy of the press release announcing the new appointments is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

Exhibit 99.1            Press release dated July 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

Date: July 31, 2009	By:	/s/ Carol W. Soto
Carol W. Soto
Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press release dated July 31, 2009.